Exhibit 99.1

ATPC Expands Global Market Footprint to Spearhead Medical Innovation with MoUs in Indonesia

Agreements to drive clinical research, enhance product safety, and combat respiratory diseases

KUALA LUMPUR, 29 NOVEMBER 2024 – NASDAQ-listed AGAPE ATP Corporation (“ATPC”), today announced the signing of three Memorandums of Understanding (“MOUs”) with prominent healthcare institutions in Indonesia. This initiative aims to advance medical research, introduce innovative treatment strategies and strengthen training programs to address respiratory diseases such as tuberculosis (TB) and chronic obstructive pulmonary disease (COPD). The signing marks a key milestone in ATPC’s strategic expansion plans in Indonesia and Southeast Asia.

(L-R): Dr. Fernando Cortizo, ED, Prof. Dr. John Vong, Deputy Chairman and Prof. Dato’ Sri Dr. How Kok Choong, Founder and Group CEO of ATPC; Dr. Sunarto M.Kes, Director of Health Service Governance, Indonesian Ministry of Health; Dr. Khadirin, S.I.P., MARS, Director of Planning and Strategic Service Development, Sardjito General Hospital and Dr. P.R. Widhi Astana, M.Biomed, UPF Yankestrad RS Sardjito Tawangmangu Karanganyar.	(L-R): Dr. Fernando Cortizo, ED, Prof. Dr. John Vong, Deputy Chairman, Prof. Dato’ Sri Dr. How Kok Choong, Founder and Group CEO of ATPC; Dr. Sunarto M.Kes, Director of Health Service Governance, Indonesian Ministry of Health; Dr. drg. Tri Fajari Agustini, Director and Dr. Andi Basuki Prima Birawa, Sp.S., MARS, Director of Human Resources Development of Rotinsulu Lung Hospital.	(L-R): Dr. Fernando Cortizo, ED; Prof. Dr. John Vong, Deputy Chairman; Prof. Dato’ Sri Dr. How Kok Choong, Founder and Group CEO of ATPC; Dr. Sunarto M.Kes, Director of Health Service Governance, Indonesian Ministry of Health; Dr. Ida Bagus Sila Wiveka, Director and Abdul Rozak, SH, Manager of Legal and Public Relations of Goenawan Partowidigdo Respiratory Hospital.

The MoUs were signed with Dr. Sardjito General Hospital in Yogyakarta, Dr. H. A. Rotinsulu Lung Hospital in Bandung, and Dr. M. Goenawan Partowidigdo Respiratory Hospital in Bogor. These partnerships focus on enhancing research capabilities, fostering medical innovations, and conducting clinical studies on ATPC’s existing health products. These studies ensure the products comply with Indonesian health standards for safe consumption and use, meeting regulatory requirements prior to market distribution of ATPC’s products.

Through these partnerships, ATPC reaffirms its commitment to maintaining the highest standards of safety and efficacy for its health products, further solidifying its position as a trusted innovator in the healthcare industry.

The collaborations are built on a shared vision to address critical global health challenges. Together, the parties aim to foster interdisciplinary collaboration, knowledge exchange, and sustainable health practices. Key initiatives include advanced medical research, healthcare professional training, and the introduction of innovative approaches to combat respiratory diseases. The partnerships also aim to connect with international universities and specialist hospitals to further elevate healthcare standards.

Prof Dato’ Sri Dr How Kok Choong, the Founder and Global Group CEO of ATPC said, “TB and COPD remain major public health concerns in both Indonesia and Malaysia. Indonesia ranks among the countries with the highest TB burden globally, with hundreds of thousands of new cases reported annually. Meanwhile, COPD, often linked to high rates of smoking and air pollution, significantly contributes to illness and mortality in both nations. These diseases place immense strain on healthcare systems, highlighting the urgent need for collaborative efforts to improve prevention, diagnosis, and treatment strategies.”

Prof. Dato’ Sri Dr How Kok Choong, Founder and Global Group CEO of ATPC (link)	“Our partnerships reflect ATPC’s unwavering commitment to leveraging global expertise and advancing healthcare innovation. By conducting rigorous clinical studies and aligning with Indonesia’s Ministry of Health standards, we aim to ensure that products and services like DSY Wellness, ATP2 and LEGA effectively meet the needs of patients battling respiratory diseases. This marks a pivotal step toward creating a healthier, more sustainable future. We look forward to exploring new collaborations that will further enhance our contributions to Southeast Asia’s healthcare ecosystem.”

These partnerships also emphasize the integration of sustainable medical innovations, aiming to enhance long-term well-being and align with the United Nations Sustainable Development Goals (“UNSDG”). Through these collaborations, ATPC reinforces its role as a global leader in wellness and healthcare, advancing scientific research and sustainable health outcomes.

The MoU signing ceremony was graced by distinguished guests from the Indonesian Ministry of Health, including Dr. Suranto M.Kes, Director of Health Service Governance, and Prof. Dr. Taruna Ikrar, Head of the Food and Drug Supervisory Authority (BPOM), an agency under the Ministry of Health. Also present were representatives from ATPC, including Prof. Dato’ Sri Dr. How Kok Choong, Founder and Group CEO; Dr. John Vong, Deputy Chairman; and Dr. Fernando Cortizo, Executive Director.

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About AGAPE ATP Corporation

Agape ATP Corporation (ATPC) is dedicated to enhancing the quality of life and promoting sustainable development. With a strong foundation built on two core business pillars, ATPC specialises in the provision of health and wellness products that caters to the diverse needs of its customers, ensuring their well-being and vitality. Additionally, APTC delivers comprehensive energy-saving solutions that empower companies to drive sustainability initiatives, reduce energy consumption, and achieve their sustainability goals.

For more information, visit www.agapeatpgroup.com.

Issued By: Koa International Sdn. Bhd. on behalf of Agape ATP Corporation

For more information, please contact:

Jazzmin Wan

Tel: +60 17-289 4110

Email: j.wan@swanconsultancy.biz

Mandy Tan

Tel: +60 16-477 2257

Email: m.tan@swanconsultancy.biz

FORWARD-LOOKING STATEMENT

Certain statements contained in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the expected benefits and outcomes of the partnerships announced by AGAPE ATP Corporation (“ATPC”) and the potential for medical innovations and healthcare advancements through these collaborations. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to execute its strategies, manage growth, and maintain its corporate culture; the Company’s future business development, financial conditions, and results of operations; expectations regarding demand for and market acceptance of our products and services; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in Malaysia and the international markets the Company plans to serve, and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and AGAPE ATP Corporation specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.